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                                                                                                                      Exhibit 4(e)

ANCHOR NATIONAL                    NEW BUSINESS DOCUMENTS        overnight with checks:
LIFE INSURANCE COMPANY             with checks:                  BONPC
1 SunAmerica Center                P.O. Box 100330               1111 Arroyo Parkway
Los Angeles, CA 90067-6022         Pasadena, CA 91189-0001       Suite 150
                                                                 Lock Box 100330

                                   without checks:               Pasadena, CA 91105                           [ANCHOR NATIONAL LOGO]
                                   P.O. Box 54299
                                   Los Angeles, CA 90054-0299
[WM LOGO]


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PARTICIPANT ENROLLMENT FORM                                                                                           ANG-504 (3/01)
DO NOT USE HIGHLIGHTER. Please print or type.

[A] PARTICIPANT
===================================================================================================================================


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LAST NAME                                           FIRST NAME                                      MIDDLE INITIAL

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STREET ADDRESS

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CITY                                                STATE                                           ZIP CODE

MO.       DAY       YR.                  [ ]M       [ ]F                                                           (    )
------------------------------           ---------------      ------------------------------                       ----------------
DATE OF BIRTH                                  SEX            SOC. SEC. OR TAX ID NUMBER                           TELEPHONE NUMBER

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JOINT PARTICIPANT (If applicable)     LAST NAME                     FIRST NAME                                     MIDDLE INITIAL

MO.       DAY       YR.                  [ ]M       [ ]F                                                           (    )
------------------------------           ---------------      -------------------------------------------------    ----------------
DATE OF BIRTH                                  SEX            SOC. SEC. OR TAX ID NUMBER   RELATIONSHIP TO OWNER   TELEPHONE NUMBER



[B] ANNUITANT (Complete only if different from Participant)
===================================================================================================================================


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LAST NAME                                           FIRST NAME                                      MIDDLE INITIAL

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STREET ADDRESS

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CITY                                                STATE                                           ZIP CODE

MO.       DAY       YR.                  [ ]M       [ ]F                                                           (    )
------------------------------           ---------------      ------------------------------                       ----------------
DATE OF BIRTH                                  SEX            SOC. SEC. OR TAX ID NUMBER                           TELEPHONE NUMBER

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JOINT ANNUITANT (If applicable)     LAST NAME                     FIRST NAME                                       MIDDLE INITIAL

MO.       DAY       YR.                  [ ]M       [ ]F                                                           (    )
------------------------------           ---------------      -------------------------------------------------    ----------------
DATE OF BIRTH                                  SEX            SOC. SEC. OR TAX ID NUMBER   RELATIONSHIP TO OWNER   TELEPHONE NUMBER



[C] BENEFICIARY (Please list additional beneficiaries, if any, in the special instructions section.)
===================================================================================================================================


                                      ---------------------------------------------------------------------------------------------
[X] PRIMARY                           LAST NAME             FIRST NAME             M.I.     RELATIONSHIP           PERCENTAGE

                                      ---------------------------------------------------------------------------------------------
[ ] PRIMARY      [ ] CONTINGENT       LAST NAME             FIRST NAME             M.I.     RELATIONSHIP           PERCENTAGE

                                      ---------------------------------------------------------------------------------------------
[ ] PRIMARY      [ ] CONTINGENT       LAST NAME             FIRST NAME             M.I.     RELATIONSHIP           PERCENTAGE
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
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PARTICIPANT ENROLLMENT FORM                                                                                   ANG-504 (3/01) SIDE 2
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[D] TYPE OF CERTIFICATE
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(If this is a transfer or 1035 Exchange, please complete form (SA-2500RL) and submit it with this Participant Enrollment Form.)

[ ] NON-QUALIFIED PLAN (Minimum $5,000)                           [ ] QUALIFIED PLANS (Minimum $2,000)
                                             [ ] IRA (tax year) ________________ )   [ ] IRA Transfer
                                             [ ] IRA Rollover     [ ] Roth IRA       [ ] 401(k)    [ ] Keogh        [ ] SEP
                                             [ ] TSA              [ ] 457            [ ] Other ______________________

         [ ] Check included with this Participant Enrollment Form for $ _______________________________________________



[E] ANNUITY DATE
====================================================================================================================================
Date annuity payments ("income payments") begin. Must be at least 2 years after the Certificate Date. Maximum annuitization age is the later of the Participant's age 90 or 10 years after Certificate Date. NOTE: If left blank, the Annuity Date will default to the maximum for non-qualified and to 70 1/2 for qualified Certificates.

         Month__________________________________  Day_____________________________________     Year__________________________


[F] SPECIAL FEATURES (Optional)
====================================================================================================================================

[ ] SYSTEMATIC WITHDRAWAL: Include Form Number (SA-5550SW) with this Participant Enrollment Form.
[ ] OPTIONAL DEATH BENEFIT ELECTION: Include Form Number (DS-2220POS) with this Participant Enrollment Form.
[ ] PRINCIPAL ADVANTAGE: Check the appropriate fixed account below and specify the other allocations as percentages in section J.
    [ ] 1 Year Fixed [ ] 3 Year MVA Fixed [ ] 5 Year MVA Fixed [ ] 7 Year MVA Fixed [ ] 10 Year MVA Fixed
[ ] AUTOMATIC ASSET REBALANCING: I request the accounts to be REBALANCED as designated in section J at the frequency initialed below:
    (Select only one)     NA   Monthly             Quarterly            Semi-Annually            Annually
                       -------            --------             --------                 --------

[G] TELEPHONE TRANSFERS AUTHORIZATION
====================================================================================================================================

I [ ] DO [ ] DO NOT authorize telephone transfers, subject to the conditions set forth below. If no election is made, the Company will assume that you do authorize telephone transfers. (North Dakota: If no election is made, the Company will assume you do NOT wish to authorize telephone transfers.)

I authorize the Company to accept telephone instructions for transfers in any amount among investment options from anyone providing proper identification subject to restrictions and limitations contained in the Certificate and related prospectus, if any. I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me. The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.

[H] ADDITIONAL INSTRUCTIONS (Additional Beneficiaries, Transfer Company Information, etc.)
====================================================================================================================================

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[I] DISCLOSURE NOTICES
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THE FOLLOWING FRAUD WARNING APPLIES EXCEPT IN VIRGINIA AND THE STATES NOTED BELOW.

FRAUD WARNING: Any person who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR APPLICANTS IN ARIZONA: Upon your written request, we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (1) the difference between the premiums paid and the amounts allocated to any account under the contract and (2) the Contract Value on the date the returned contract is received by our company or agent.
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
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PARTICIPANT ENROLLMENT FORM                                                                                   ANG-504 (3/01) SIDE 3
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[I] DISCLOSURE NOTICES (CONTINUED)
====================================================================================================================================

FOR APPLICANTS IN COLORADO: FRAUD WARNING: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
Division of Insurance within the Department of Regulatory Services.

FOR APPLICANTS IN DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false of misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR APPLICANTS IN KENTUCKY: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime.

FOR APPLICANTS IN NEW JERSEY: FRAUD WARNING: Any person who includes any false information on an application for an insurance policy is subject to criminal and civil penalties.

FOR APPLICANTS IN MAINE: FRAUD WARNING: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact hereto commits a fraudulent act, which is a crime and subjects such person to criminal and civil penalties.

[J] INVESTMENT & DCA INSTRUCTIONS (Allocations must be expressed in whole percentages and total allocation must equal 100%)
====================================================================================================================================


PAYMENT        DCA TARGET                                                             FIXED ACCOUNT OPTIONS
ALLOCATIONS    ALLOCATIONS        PORTFOLIO

                                                                       NON-MVA FIXED OPTION

STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                                   _______% 1 yr.
_______%       _______%      WM Strategic Growth
                                                                   MVA FIXED OPTIONS
_______%       _______%      WM Conservative Growth

_______%       _______%      WM Balanced                           _______% 3 yr.

_______%       _______%      WM Conservative Balanced              _______% 5 yr.

_______%       _______%      WM Flexible Income                    _______% 7 yr.

                                                                   _______% 10 yr.



EQUITY FUNDS
                                                                   DCA OPTIONS AND PROGRAM(*)
_______%       _______%      WM Equity Income

_______%       _______%      WM Growth & Income                    _______% 6 Month DCA Account
                                                                            (Monthly DCA Only)
_______%       _______%      Davis Venture Value

_______%       _______%      WM Growth Fund of the Northwest
                                                                   _______% 1 yr. DCA Account
_______%       _______%      Alliance Growth

_______%       _______%      WM Growth                             Frequency (Select one below)

_______%       _______%      Capital Appreciation                  [ ] Monthly    [ ] Quarterly

_______%       _______%      MFS Mid-Cap Growth
                                                                   (*)  The DCA Program will begin 30 days (if monthly) or 90 days
_______%       _______%      WM Mid Cap Stock                           (if quarterly) from the date of deposit. Please indicate
                                                                        the target account(s) in the spaces provided to the left.
_______%       _______%      WM Small Cap Stock                         The total must equal 100%. The minimum transfer amount is
                                                                        $100. We reserve the right to adjust the number of
_______%       _______%      Global Equities                            transfers in order to meet the minimum transfer amount.

_______%       _______%      WM International Growth

_______%       _______%      Technology

FIXED INCOME FUNDS

_______%       _______%      WM Money Market

_______%       _______%      WM Short Term Income

_______%       _______%      WM U.S. Government Securities

_______%       _______%      WM Income
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
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PARTICIPANT ENROLLMENT FORM                                                                                   ANG-504 (3/01) SIDE 4
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[K] STATEMENT OF PARTICIPANT

Will this Certificate replace an existing life insurance or annuity contract? [ ] YES [ ] NO (If yes, please attach transfer forms, replacement forms and indicate the name and contract number of the issuing company below.)

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COMPANY NAME                                                                                               CONTRACT NUMBER

I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Participant Enrollment Form shall be a part of any Certificate issued by the Company. I VERIFY MY UNDERSTANDING THAT ALL
PURCHASE PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE PORTFOLIOS, ARE
VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. IF THE RETURN OF PURCHASE PAYMENTS IS REQUIRED UNDER THE RIGHT TO EXAMINE PROVISION
OF THE CERTIFICATE, I UNDERSTAND THAT THE COMPANY RESERVES THE RIGHT TO ALLOCATE MY PURCHASE PAYMENT(S) TO THE CASH MANAGEMENT
PORTFOLIO UNTIL THE END OF THE RIGHT TO EXAMINE PERIOD. I FURTHER UNDERSTAND THAT AT THE END OF THE RIGHT TO EXAMINE PERIOD, THE
COMPANY WILL ALLOCATE MY FUNDS ACCORDING TO MY INVESTMENT INSTRUCTIONS. I UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE
MULTI-YEAR FIXED ACCOUNT OPTIONS ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD AND DOWNWARD
ADJUSTMENTS IN AMOUNTS AVAILABLE FOR WITHDRAWAL. I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR DIVERSIFIED STRATEGIES,
INCLUDING THE SUNAMERICA SERIES TRUST, ANCHOR SERIES TRUST AND WM VARIABLE TRUST PROSPECTUSES. I HAVE READ THEM CAREFULLY AND
UNDERSTAND THEIR CONTENTS. I FURTHER VERIFY MY UNDERSTANDING THAT THIS VARIABLE ANNUITY IS SUITABLE TO MY OBJECTIVES AND NEEDS.

Signed at
          ----------------------------------------------------------------------------------              -------------------------
          CITY                                        STATE                                               DATE

-------------------------------------------------     -----------------------------------------------------------------------------
PARTICIPANT'S SIGNATURE                               JOINT PARTICIPANT'S SIGNATURE (IF APPLICABLE)

-------------------------------------------------
REGISTERED REPRESENTATIVE'S SIGNATURE

[L] LICENSED / REGISTERED REPRESENTATIVE INFORMATION
====================================================================================================================================

Will this Certificate replace in whole or in part any existing life insurance or annuity contract?    [ ] YES    [ ] NO

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PRINTED NAME OF REGISTERED REPRESENTATIVE                                                                 SOCIAL SECURITY NUMBER

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REPRESENTATIVE'S STREET ADDRESS                    CITY                         STATE                     ZIP

                                                   (    )
--------------------------------------------       ------------------------------------------------       ------------------------
BROKER / DEALER FIRM NAME                          REPRESENTATIVE'S PHONE NUMBER                          AGENT'S LICENSE ID NUMBER


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 For Office Use Only                                                   Account #:
 WM Diversified Strategies / Product Code 6                            Branch #:
                                                                       Trade #:
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